Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of October 20, 2014, by and between Hutchinson Technology Incorporated, a Minnesota corporation, with headquarters located at 40 West Highland Park Drive NE, Hutchinson, MN 55350 (the “Company”) and Cantor Fitzgerald & Co., a New York general partnership ( the “Buyer”).

WHEREAS:

A. The Buyer wishes to purchase, and the Company wishes to sell and issue, upon the terms and conditions stated in this Agreement, an aggregate principal amount of $37,500,000 of the Company’s 8.50% Convertible Senior Notes due 2019 (the “Notes”), in substantially the form attached as Exhibit A to that certain Supplemental Indenture (“Indenture”) by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), the form of which Indenture has previously been provided to the Buyer or is otherwise in a form and substance reasonably satisfactory to the Buyer.

B. Pursuant to a letter agreement between the Company and Liberty Harbor Master Fund I, L.P. (the “Exchange Agreement”), the Company is also conducting an exchange of $15,000,000 aggregate principal amount of its 8.50% Senior Secured Second Lien Notes due 2017 (the “Exchange Notes,” and the exchange, the “Exchange”) for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants to purchase shares of Common Stock, such transaction to occur contemporaneously with the offering and sale of the Notes to the Buyer.

D. The Notes and the Common Stock issuable upon conversion thereof are sometimes referred to herein as the “Securities.”

NOW, THEREFORE, the Company and the Buyer hereby agree as follows:

1. PURCHASE AND SALE OF NOTES.

(a) Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company on the Closing Date (as defined below), $37,500,000 aggregate principal amount of Notes (the “Closing”). At the Closing, against payment of the Purchase Price (as defined below) by the Buyer, the Company shall deliver to the Buyer the Notes by delivery of certificates in global form representing the Notes, duly executed by the Company and authenticated by the Trustee as provided in the Indenture.

(b) Closing. The date and time of the Closing of the purchase and sale of the Notes (the “Closing Date”) shall be 10:00 a.m., New York City time, on or after October 23, 2014, at the offices of Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02110, or at such other place or on such other date or dates as the parties may mutually agree. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or Minneapolis, Minnesota are authorized or required by law to remain closed.

(c) Purchase Price. The aggregate purchase price for the Notes to be purchased by the Buyer at the Closing (the “Purchase Price”) shall be $37,500,000 if all Notes are purchased in accordance with the terms hereof, to be paid to the Company as set forth in Section 1(d) below.

(d) Payment. The Buyer shall pay or cause to be paid at Closing: (i) to the Company, an aggregate amount equal to the Purchase Price minus the Escrow Amount (as defined herein), payable to the Company by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) to an escrow agent mutually agreeable to the Buyer and the Company, which shall be a bank with trust powers that is insured by the Federal Deposit Insurance Corporation (the “Escrow Agent”), an amount equal to $7,500,000 (the “Escrow Amount”), to be held pursuant to the terms and conditions of this Agreement and the Escrow Agreement substantially in the form attached hereto as Exhibit A (the “Escrow Agreement”), to be entered into by and among the Company, the Buyer and the Escrow Agent.

(e) Put Option. During the period beginning on the Closing Date and ending on the date that is 120 days following the Closing Date, the Buyer or any Permitted Assignee (as defined herein) (individually and collectively for purposes of this Section 1(e), a “Put Holder”) will have the right, at any time and from time to time, to require the Company to purchase all or any portion of the Put Holder’s Notes (the “Put Right”), provided that the aggregate amount of such Put Right shall not exceed $7,500,000 aggregate principal amount. Any Put Holder may exercise the Put Right by delivering written notice in substantially the form attached hereto as Exhibit B (the “Put Notice”) to the Company stating that such Put Holder is exercising its Put Right, the principal amount of Notes for which the Put Right is being exercised and the date on which the Company shall purchase such Notes from the Put Holder (which date shall be no less than three Business Days and no more than five Business Days following the date on which the Put Notice was delivered to the Company (the “Put Payment Date”)). On the Put Payment Date, (i) the Put Holder will have completed delivery to the Trustee of the Notes subject to the Put Notice for cancellation, (ii) the Escrow Agent will pay to the Put Holder, pursuant to the terms of the Escrow Agreement, by wire transfer in immediately available funds without setoff or deduction, the principal amount of Notes subject to the Put Notice, (iii) the Company will pay to the Put Holder, by wire transfer in immediately available funds, the accrued and unpaid interest on such Notes subject to the Put Notice to and including the Put Payment Date, and (iv) to the extent less than all of the Put Holder’s Notes are subject to the Put Notice, the Company will deliver a new Note to the Put Holder reflecting the remaining principal amount of the Notes. If the Notes are held in global form through The Depository Trust Company (“DTC”), delivery of the Notes may be completed through the facilities of DTC by crediting the account of the Buyer’s prime broker with DTC through its Deposit or Withdrawal at Custodian system if the Company is then a participant in such system. The closing of the Put Right shall take place at the offices of Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02110, or at such other place as the parties may mutually agree.

(f) Commitment Fee. In consideration of the Buyer’s commitment to acquire the Notes, at the Closing, the Company shall pay or cause to be paid to the Buyer an aggregate fee of $103,125, payable to the Buyer by wire transfer of immediately available funds in accordance with the Buyer’s written wire instructions.

2. BUYER’S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants that:

(a) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes or the fairness or suitability of the investment in the Notes nor have such authorities passed upon or endorsed the merits of the offering of the Notes.

(b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and, when executed by the Company, shall constitute the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transaction contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(d) Residency. The Buyer is a resident of the State of New York.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Buyer as of the date hereof and as of the Closing Date, that:

(a) Registration Statement.

(i) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-189269) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), and such amendments to such registration statement as may have been required prior to the date of this Agreement. Such registration statement covers the registration of the Securities under the Securities Act. Such registration statement has been declared effective by the Commission. Each part of such registration statement, at any given time, including amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430A, 430B or 430C under the Securities Act or otherwise pursuant to the Securities Act at such time, is herein called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3 under the Securities Act. The offering of the Securities by the Company complies with the applicable requirements of Rule 415 under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information.

(ii) No stop order preventing or suspending use of the Registration Statement, any Preliminary Prospectus (as defined below) or the Prospectus (as defined below) or the effectiveness of the Registration Statement, has been issued by the Commission, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated or threatened by the Commission.

(iii) The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Securities to a form of prospectus included in the Registration Statement relating to the Securities in the form heretofore delivered to the Buyer. Such prospectus included in the Registration Statement at the time it was declared effective by the Commission or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement is hereinafter called the “Base Prospectus.” Such prospectus supplement, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.” Any preliminary form of Prospectus which is filed or used prior to filing of the Prospectus is hereinafter called a “Preliminary Prospectus.” Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Securities.

(iv) For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations promulgated thereunder, the “Exchange Act”)), and which is deemed to be incorporated therein by reference therein or otherwise deemed to be a part thereof.

(b) Compliance with Registration Requirements. As of the time of filing of the Registration Statement or any post-effective amendment thereto, at the time it became effective and as of the Closing Date, the Registration Statement complied and will comply, in all material respects, with the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Preliminary Prospectus and the Prospectus, at the time of filing or the time of first use and as of the Closing Date, complied and will comply, in all material respects, with the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Disclosure Package. As of the Time of Sale (as defined below) and as of the Closing Date, neither the Prospectus or any Preliminary Prospectus (as amended or supplemented as of the Time of Sale) and the information included on Exhibit C hereto, all considered together (collectively, the “Disclosure Package”), included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No statement of material fact included in the Prospectus has been omitted from the Disclosure Package and no statement of material fact included in the Disclosure Package that is required to be included in the Prospectus has been omitted therefrom. As used in this paragraph and elsewhere in this Agreement:

“Time of Sale” means the time of purchase of the Notes by the Buyer.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(d) Conflict with Registration Statement. Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the offering and sale of the Securities or until any earlier date that the Company notified or notifies the Buyer, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(e) Intentionally Omitted.

(f) Not an Ineligible Issuer. (1) At the time of filing the Registration Statement and (2) at the date hereof and at the Closing Date, the Company was not, is not and will not be an “ineligible issuer,” as defined in Rule 405 under the Securities Act, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Securities as contemplated by the Registration Statement.

(g) Incorporated Documents. The documents incorporated by reference in the Disclosure Package and in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Due Incorporation. The Company and each of its Subsidiaries (as defined in the Indenture) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own its properties and to conduct its business as currently being carried on and as described in the Registration Statement, the Disclosure Package and the Prospectus. The Company and each of its Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in any material adverse effect upon, or material adverse change in, the general affairs, business, management, operations, prospects, properties, financial condition, or results of operations of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”).

(i) Subsidiaries. The only Subsidiaries of the Company as of the date hereof are the subsidiaries listed on Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K filed with the Commission.

(j) Capitalization. The Company has duly and validly authorized capital stock as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus; all outstanding shares of Common Stock of the Company conform, or when issued upon conversion of the Notes will conform, to the description thereof in the Registration Statement, the Disclosure Package and the Prospectus and have been, or, when issued upon conversion of the Notes will be, duly authorized, validly issued, fully paid and non-assessable; and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the issuance of the Notes to be purchased from the Company hereunder and the issuance of the Common Stock upon conversion of the Notes is not subject to preemptive or other similar rights, or any restriction upon the voting or transfer thereof pursuant to applicable law or the Company’s Amended and Restated Articles of Incorporation, Restated Bylaws or governing documents or any agreement to which the Company is a party or by which it may be bound. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(k) Authorization, Issuance. All corporate action required to be taken by the Company for the (i) authorization, issuance and sale of the Notes, (ii) issuance of Common Stock upon conversion of the Notes and (iii) authorization of the Exchange have been duly and validly taken. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance sufficient to provide for the conversion of all Notes (without taking into account any limitations on the exercise of the Notes set forth in the Notes). Upon conversion in accordance with the terms of the Notes, the Common Stock issuable upon conversion of the Notes will be validly issued, fully paid and nonassessable and the Buyer will acquire good and valid title to such Common Stock free and clear of all liens, encumbrances, equities, preemptive rights and other claims. The Securities will conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Common Stock issuable upon the conversion of the Notes as contemplated herein. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, or commitments of sale or rights related to or entitling any person to purchase or otherwise to acquire any shares of, or any security convertible into or exchangeable or exercisable for, the capital stock of, or other ownership interest in, the Company, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus and except for such options or rights as may have been granted by the Company to employees, directors or consultants pursuant to the Company’s equity incentive plans. The Securities issued by the Company pursuant to the terms hereof shall, at the time of issuance, be registered under the Securities Act.

(l) No Registration Rights. Neither the filing of the Registration Statement nor the offering or sale of the Notes as contemplated by this Agreement, nor the issuance of Common Stock upon conversion of the Notes, gave or gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

(m) Due Authorization and Enforceability. The Company has the requisite power and authority to (i) enter into and perform its obligations under (a) this Agreement, the Notes, the Indenture and each of the other agreements entered into by the Company in connection with the transactions contemplated by this Agreement or the Indenture (collectively, the “Transaction Documents”) and (b) any documents or agreements entered into by the Company in connection with the Exchange and the transactions contemplated thereby (collectively, the “Exchange Transaction Documents”) and (ii) issue the Securities in accordance with the terms hereof and thereof. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”) and complies as to form in all material respects with the requirements of the Trust Indenture Act. The execution and delivery of any Transaction Documents or Exchange Transaction Documents executed and delivered by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of Common Stock issuable upon the conversion of the Notes and the Exchange, have been duly authorized by the Company’s Board of Directors and (other than as set forth in Section 3(p) below), and assuming the accuracy of the representations and warranties of the Buyer set forth in Section 2 of this Agreement, no further filing, consent, or authorization is required by the Company, its Board of Directors or its shareholders in connection with any Transaction Documents, Exchange Transaction Documents or the transactions contemplated thereby. This Agreement and the other Transaction Documents and Exchange Transaction Documents to be executed by the Company have been, or will be, when executed and delivered, duly executed and delivered by the Company, and constitute, or will constitute when executed and delivered, and as to the Notes, when authenticated by the Trustee in accordance with the Indenture, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors’, generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(n) No Violation. Neither the Company nor any of the Subsidiaries is in breach or violation of or in default (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default) (i) under the provisions of its respective Amended and Restated Articles of Incorporation, Restated Bylaws or other governing documents or (ii) in the performance or observance of any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, or (iii) in the performance or observance of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Subsidiaries or any of their respective properties, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o) No Conflict. The execution, delivery and performance by the Company of the Transaction Documents and the Exchange Transaction Documents and the consummation of the transactions herein and therein contemplated, including the issuance and sale of the Notes, the reservation for issuance and issuance of Common Stock issuable upon the conversion of the Notes and the Exchange, will not conflict with or result in a breach or violation of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) or a Debt Repayment Triggering Event (as defined below) under, or give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any of the Subsidiaries under (i) the provisions of the Amended and Restated Articles of Incorporation, Restated Bylaws or other governing documents of the Company or any of the Subsidiaries, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries (including foreign, federal and state securities laws and regulations and the rules and regulations of the NASDAQ Global Select Market (“NASDAQ”), except with respect to clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

(p) No Consents Required. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, NASDAQ), or approval of the shareholders of the Company (including as may be required pursuant to the rules and regulations of the NASDAQ Stock Market LLC) or any other persons, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby other than (i) as may be required under the Securities Act and under the Exchange Act, (ii) the qualification of the Trustee under the Trust Indenture Act, (iii) under the rules and regulations of the Financial Industry Regulatory Authority, Inc., (iv) the filing of an additional listing application with NASDAQ in connection with the listing of the Common Stock in connection with the conversion of the Notes and (v) the consents and agreements set forth in the Lender Documents (as defined herein).

(q) Absence of Material Changes. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, since September 30, 2013, (a) neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (b) neither the Company nor any of the Subsidiaries has purchased any of the Company’s outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on the Company’s capital stock; (c) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of such shares of Common Stock upon the exercise of outstanding options, rights or warrants), or material change in the short-term debt or long-term debt of the Company and its Subsidiaries or any issue of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options or other rights under the Company’s equity incentive plans existing on the date hereof) of the Company, and (d) there has not been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, in the business, properties, management, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(r) Permits. The Company and each of the Subsidiaries possess all necessary licenses, authorizations, consents and approvals and have made all necessary filings required under any federal, state, local or foreign law, regulation or rule in order to conduct its business, except where the failure to possess or make such filings would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval. The Company and each of the Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders or decrees.

(s) Legal Proceedings. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, NASDAQ), that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The Disclosure Package contains in all material respects the same description of the foregoing matters contained in the Prospectus.

(t) Statutes; Contracts. There are no statutes or regulations applicable to the Company or contracts or other documents of the Company which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been so described or filed.

(u) Independent Accountants. Deloitte & Touche LLP, who has audited the consolidated financial statements of the Company and the Subsidiaries, is an independent registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(v) Financial Statements. The financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects (i) the financial condition of the Company and the Subsidiaries, taken as a whole, as of the dates indicated and (ii) the consolidated results of operations, shareholders’ equity and changes in cash flows of the Company and the Subsidiaries, taken as a whole, for the periods therein specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with generally accepted accounting principles as in effect in the United States, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). There are no other financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Disclosure Package and the Prospectus; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K of the Commission, to the extent applicable, and present fairly the information shown therein and the Company’s basis for using such measures.

(w) Not an Investment Company. Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(x) Good Title to Property. The Company and each of the Subsidiaries has good and marketable title in fee simple (in the case of real property) to, or has valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the business of the Company and each of the Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made of such property by the Company and each of the Subsidiaries, (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (iii) are otherwise described in the Registration Statement, the Disclosure Package and the Prospectus.

(y) Intellectual Property Rights. The Company and the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, and the conduct of their respective businesses will not conflict in any material respect with any such rights of others. The Company and the Subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with their patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to result in a Material Adverse Effect

(z) Taxes. The Company and each of the Subsidiaries has timely filed all material federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefor) that have been required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of the Subsidiaries is contesting in good faith and for which adequate reserves have been provided and reflected in the Company’s financial statements included in the Registration Statement, the Disclosure Package and the Prospectus. Neither the Company nor any of its Subsidiaries has any tax deficiency that has been or, to the knowledge of the Company, might be asserted or threatened against it that would result in a Material Adverse Effect.

(aa) Insurance. The Company and each of the Subsidiaries maintains insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, except that the Company is self-insured for purposes of workers’ compensation coverage. All such insurance is fully in force on the date hereof and will be fully in force as of the Closing Date. Neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(bb) Accounting Controls. The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as in effect in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc) Disclosure Controls. The Company has established, maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within that entity, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement; and (iii) such disclosure controls and procedures are effective to perform the functions for which they were established. There are no significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data to management and the Board of Directors. The Company is not aware of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(dd) Corrupt Practices. Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or the Subsidiaries has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(ee) No Price Stabilization. Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any of their respective officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ff) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, shareholders, customers or suppliers of the Company on the other hand which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus which has not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(gg) Sarbanes-Oxley Act. The Company, and to its knowledge after due inquiry, all of the Company’s directors or officers, in their capacities as such, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission.

(hh) Brokers Fees. Neither the Company nor any of the Subsidiaries is a party to any contract, agreement or understanding with any person (other than with Houlihan Lokey Capital, Inc. (“Houlihan”)) that would give rise to a valid claim against the Company or the Subsidiaries for a placement agent fee, financial advisory fee, brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Notes or the Exchange. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, brokers’ commissions or finders fee (other than for persons engaged by the Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, fees payable to Houlihan in connection with the transactions contemplated hereby. The Company acknowledges that it has engaged Houlihan in connection with the transactions contemplated hereby and that the fees payable to Houlihan are set forth in the Prospectus. Other than Houlihan and the Trustee, neither the Company nor any of its Subsidiaries has engaged any representative or agent in connection with the transactions contemplated hereby.

(ii) Exchange Act Requirements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). There are no SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(jj) Compliance with Environmental Laws. The Company and the Subsidiaries (a) are in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, result in a Material Adverse Effect.

(kk) No Labor Disputes. Neither the Company nor any Subsidiary is engaged in any unfair labor practice. (i) There is (A) no unfair labor practice complaint pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge after due inquiry, threatened against the Company or any Subsidiary which would, individually or in the aggregate, result in a Material Adverse Effect, and (C) no union representation dispute currently existing concerning the employees of the Company or any Subsidiary, and (ii) (A) no union organizing activities are currently taking place concerning the employees of the Company or any Subsidiary and (B) since September 30, 2009, there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any Subsidiary, which would, individually or in the aggregate, result in a Material Adverse Effect.

(ll) ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as

amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(mm) Nasdaq Global Select Market; Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and accepted for listing on NASDAQ, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NASDAQ for maintenance of listing of the Common Stock thereon and the listing of any shares of Common Stock issuable upon conversion of the Notes thereon.

(nn) PFIC Status. The Company is not, and upon consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement, the Disclosure Package and the Prospectus will not become, a Passive Foreign Investment Company within the meaning of Section 1297 of the Code.

(oo) Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(pp) Descriptions of Documents. The statements set forth in each of the Registration Statement, the Disclosure Package and the Prospectus describing the Securities, the Indenture, this Agreement and that certain Placement Agent Agreement dated October     , 2014 by and between the Company and Houlihan, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(qq) Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(rr) OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds from the sale of the Notes, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity that, to the Company’s knowledge, will use such proceeds, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss) Conflict Minerals. The Company is in compliance with all requirements of the Commission relating to disclosure of Conflicts Minerals, including the filing of Form SDs. “Conflict Minerals” means (i) columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten, unless the Secretary of State of the United States determines that additional derivatives are financing conflict in the Democratic Republic of the Congo or a country that shares an internationally recognized border with the Democratic Republic of the Congo; and (ii) any other mineral or its derivatives determined by the Secretary of State of the United States to be financing conflict in the Democratic Republic of the Congo or a country that shares an internationally recognized border with the Democratic Republic of the Congo.

(tt) No Integrated Offering. Other than the Exchange, none of the Company, its Subsidiaries, any of their respective affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security, whether through integration with prior offerings or otherwise. This offering of the Securities does not require approval of shareholders of the Company under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(uu) Dilutive Effect. The Company understands and acknowledges that the number of shares of Common Stock issuable upon conversion of the Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue shares of Common Stock upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(vv) Disclosure. Giving effect to the 8-K Filing (as defined below), the Company confirms that neither it nor any other person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Giving effect to the 8-K Filing, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Buyer does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4. COVENANTS.

(a) Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement, including, but not limited to, the Company using its reasonable best efforts to obtain an executed (i) Exchange Agreement, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer, (ii) Amendment No. 6 to the Revolving Credit and Security Agreement by and among the Company, the lenders set forth therein and PNC Bank, National Association, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer (the “Loan Agreement Consent”), (iii) Written Consent of Holders of Hutchinson Technology Incorporated 8.50% Senior Secured Second Lien Notes due 2017, and the Written Consent of Holders of Hutchinson Technology Incorporated 10.875% Senior Secured Second Lien Notes due 2017, each in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer (the “Second Lien Consents”) and (iv) the Second Supplemental Indentures between the Company and Wells Fargo Bank, National Association, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer (and together with documents described in clauses (ii), (iii) and (iv) of this Section 4(a), the “Lender Documents”).

(b) Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Notes required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Reporting Obligations; Exchange Act Compliance. The Company will (i) comply with requirements of the Securities Act and the Trust Indenture Act so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and in the Prospectus, (ii) file the Preliminary Prospectus, if any, and the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rules 430A, 430B and 430C, as applicable under the Securities Act, (iii) file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, if applicable, (iv) file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during such period as the Prospectus would be required by law to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (v) furnish copies of each Issuer Free Writing Prospectus, if any, (to the extent not previously delivered) to the Buyer prior to 11:00 a.m. Eastern time, on the second business day following its use.

(d) Use of Proceeds. The Company will apply the net proceeds from the sale of the Notes in the manner set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(e) Reports. As long as the Buyer owns any Notes, the Company agrees to timely file with the Commission all reports and other information and documents as are specified in Section 13 or 15(d) of the Exchange Act, within the time periods specified in the rules and regulations of the Commission. If at any time the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will make publicly available the information specified in Rule 144(c)(2) under the Securities Act on a quarterly basis.

(f) DTC. If the Notes shall be eligible, the Company will cooperate with the holders of such Notes and use commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement through the DTC.

(g) Fees. The Company shall reimburse the Buyer (in addition to any other expense amounts paid to the Buyer or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents, the fees and expenses of the Trustee, including the fees and expenses of counsel to the Trustee, and due diligence in connection therewith and the administration, modification and/or enforcement of this Agreement or the Indenture), whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, which amount may, at the option of the Buyer, be withheld by the Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any agent’s fees, financial advisory fees, or broker’s commissions (other than for persons engaged by the Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to Houlihan (which are set forth in the Prospectus). The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Notes to the Buyer.

(h) Stabilization. The Company will not take directly or indirectly any action designed, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(i) Disclosure of Transactions and Other Material Information. The Company shall use its commercially reasonable efforts to, on or before 8:30 a.m., New York City time, on the date hereof (but in no case later than 8:30 a.m. New York City time, on the first Business Day following the date of this Agreement), (i) issue one or more press releases (collectively, the “Press Release”) describing the terms of the transactions contemplated by the Transaction Documents and the Exchange Transaction Documents and (ii) file a Current Report on Form 8-K attaching the Press Release. The Company shall consult with the Buyer in connection with the Press Release and related Current Report on Form 8-K prior to its release and/or filing. On or before 8:30 a.m., New York City time, on the fourth Business Day after this Agreement has been executed, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents and the Exchange Transaction Documents in the form required by the Exchange Act and attaching this Agreement, the form of Notes and such other items as may be required as exhibits to such filing (including all attachments, the “8-K Filing”). The Company shall consult with the Buyer in connection with the 8-K Filing prior to its filing. From and after the issuance of the Press Release, the Buyer shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release with the Commission without the express prior written consent of such party. If the Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, it may provide the Company with written notice thereof. The Company shall, within two (2) Business Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Buyer shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. To the extent that the Company delivers any material, nonpublic information to the Buyer without such party’s consent, the Company hereby covenants and agrees that such party shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, nonpublic information. Subject to the foregoing, neither the Company, its Subsidiaries nor the Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Press Release and the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Company shall consult with the Buyer in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Buyer in any other filing, announcement, release or otherwise.

(j) Corporate Existence. So long as the Buyer beneficially owns any Securities, the Company shall maintain its corporate existence and shall not be party to any Fundamental Change (as defined in the Indenture) unless the Company is in compliance with the applicable provisions governing a Fundamental Change set forth in the Indenture.

(k) Reservation of Shares. The Company will use its reasonable best efforts to obtain approval for, and maintain the listing of the Common Stock issuable upon conversion of the Notes on NASDAQ for so long as the Common Stock is listed thereon. So long as the Buyer owns any Notes, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock sufficient to provide for the conversion of all outstanding Notes (without taking into account any limitations on the conversion of the Notes set forth in the Notes). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to provide for the conversion of all outstanding Notes, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders of the Company to authorize additional shares to meet the Company’s obligations under Section 3(k), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to provide for the conversion of all outstanding Notes.

(l) Takeover Protections; Rights Plan. Prior to the issuance of the Notes, the Company shall take such action as may be necessary to cause (1) the provisions of the Rights Plan Agreement, dated as of July 29, 2010, between the Company and Wells Fargo Bank, N.A., as Rights Agent (as amended or otherwise modified, the “Rights Plan”) not to apply to a holder of the Notes by reason of a holder of Notes holding unconverted Notes and (2) both with and without regard to any limitation on the ownership of Common Stock set forth in the Notes, a holder of Notes not to be an “interested shareholder” under Section 302A.011, Subd. 49 of the Minnesota Business Corporation Act for the purposes of issuance or conversion of the Notes if upon issuance of the Notes the holder of the Notes (i) would be deemed a beneficial owner of 10% or more of the Company’s common stock or (ii) would be deemed a beneficial owner of 10% or more of the Company’s common stock but for the limitation on the ownership of Common Stock set forth in the Notes; and therefore Section 302A.673 of the Minnesota Business Corporation Act shall not be applicable to such holder of the Notes upon issuance or conversion of the Notes.

(m) Corporate Existence; Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(n) Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Notes in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(o) Sarbanes-Oxley Act. As long as the Buyer owns any Notes, the Company will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(p) No Rights to Escrow Funds. Other than as set forth in the Escrow Agreement, the Company acknowledges and agrees that it shall have no rights or claims to the Escrow Amount, as such amount may be reduced from time to time pursuant to the exercise of the Put Right by a Put Holder in accordance with Section 1(e) herein and in accordance with the terms and conditions of the Escrow Agreement.

(q) No Integrated Offering. None of the Company, its Subsidiaries, their respective affiliates and any person acting on their behalf will take any action or steps referred to Section 3(pp) of this Agreement that would cause the offering of the Securities to be integrated with other offerings for purposes of any applicable shareholder approval provisions under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(r) Cancellation of Exchange Notes. As soon as practicable following the tendering of Exchange Notes by the holders of such Exchange Notes, the Company shall use its best efforts to cancel, or caused to be cancelled, such Exchange Notes.

5. REGISTER; TRANSFER AGENT.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the person in whose name the Notes have been issued (including the name and address of each transferee) and the number of Common Stock issuable upon conversion of the Notes held by such person. The Company shall keep the register open and available at all times during business hours for inspection by the Buyer or its legal representatives.

(b) Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a) (i) The Company shall have entered into an Exchange Agreement, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer, and (ii) the Company and tendering holders of Exchange Notes shall have exchanged Exchange Notes in an aggregate principal amount of $15,000,000 for Common Stock and warrants to purchase Common Stock in accordance with the terms of the Exchange Agreement.

(b) The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(c) The Buyer shall have delivered the Escrow Agreement to the Company, executed by the Buyer and the Escrow Agent.

(d) The Buyer shall have delivered to the Company the Purchase Price (less the amounts withheld pursuant to Section 4(g)) for the Notes being purchased by the Buyer at the Closing, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(e) Each of the representations and warranties of the Buyer contained herein shall be true and correct in all material respects when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct in all material respects as of such date), and all covenants and agreements herein contained to be performed on the part of the Buyer and all conditions herein contained to be fulfilled or complied with by the Buyer at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(f) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings initiated under Section 8(d) or 8(e) of the Securities Act for any purpose shall be pending or threatened by the Commission and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Buyer.

(g) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes or the issuance of Common Stock upon conversion of the Notes; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes or the issuance of Common Stock upon conversion of the Notes.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to the Buyer (i) each of the Transaction Documents required to be executed and delivered by the Company, including, but not limited to, the Indenture executed by each of the Company and the Trustee, and (ii) the Notes in the form contemplated by, and pursuant to the requirements of, the Indenture, being purchased by the Buyer at the Closing pursuant to this Agreement, authenticated by the Trustee as provided in the Indenture.

(b) (i) The Company shall have entered into an Exchange Agreement, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer, and (ii) the Company and tendering holders of Exchange Notes shall have exchanged Exchange Notes in an aggregate principal amount of $15,000,000 for Common Stock and warrants to purchase Common Stock in accordance with the terms of the Exchange Agreement.

(c) The Company shall have delivered the Escrow Agreement to the Buyer, executed by the Company and the Escrow Agent.

(d) The Buyer shall have received the opinion of Faegre Baker Daniels LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit D attached hereto.

(e) The Company shall have delivered to the Buyer a certificate evidencing the formation and good standing of the Company in the Company’s jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within five (5) days of the Closing Date.

(f) The Company shall have delivered to the Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions approving the Transaction Documents, the Exchange Transaction Documents and the transactions contemplated hereby and thereby, as adopted by the Company’s Board of Directors, (ii) the Amended and Restated Articles of Incorporation and (iii) the Restated Bylaws, each as in effect at the Closing.

(g) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct in all material respects as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(h) The Common Stock issuable upon conversion of the Notes shall have been approved for listing on NASDAQ, subject to official notice of issuance of the Notes.

(i) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE Amex, the Nasdaq Stock Market, the NASDAQ, the Nasdaq Global Market, the Nasdaq Capital Market or the over the counter market or the establishing on such exchanges or market by the Commission or by such exchanges or markets of minimum or maximum prices that are not in force and effect on the date hereof; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ or any other exchange or market or the establishing on any such market or exchange by the Commission or by such market of minimum or maximum prices that are not in force and effect on the date hereof; (iii) a general moratorium on commercial banking activities declared by either federal or any state authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, which in the Buyer’s judgment makes it impracticable or inadvisable to proceed with the purchase of the Notes; or (v) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, that in the Buyer’s judgment makes it impracticable or inadvisable to proceed with the purchase of the Notes.

(j) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Notes to the Buyer and the consummation of the transactions contemplated herein and in the Indenture.

(k) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act at or before 5:30 p.m., New York City time, on the second full business day after the date of Time of Sale (or such earlier time as may be required under the Securities Act).

(l) Prior to the Closing Date: (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings initiated under Section 8(d) or 8(e) of the Securities Act for that purpose shall be pending or threatened by the Commission, and (ii) any request for additional information on the part of the Commission (to be included in the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Buyer.

(m) The Buyer shall have received on the Closing Date a certificate, addressed to the Buyer and dated the Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that:

(i) each of the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when originally made and are true and correct in all material respects as of the Time of Sale and the Closing Date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct in all material respects as of such date); and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii) subsequent to the respective dates as of which information is given in the Disclosure Package, there has not been (1) a material adverse change or any development involving a prospective material adverse change in the general affairs, business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (2) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business, (3) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (4) except as disclosed in the Disclosure Package and in the Prospectus, any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options, rights or warrants) or any material change in the short-term or long-term debt of the Company or any of the Subsidiaries taken as a whole, (5) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of the Subsidiaries or (6) any loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries which has been sustained or will have been sustained which has had or is reasonably likely to result in a Material Adverse Effect;

(iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose shall be pending or to their knowledge, threatened by the Commission or any state or regulatory body; and

(iv) the signers of said certificate have reviewed the Registration Statement, the Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (and any documents filed under the Exchange Act and deemed to be incorporated by reference into the Disclosure Package and the Prospectus), and (1) (x) each part of the Registration Statement and any amendment thereof do not and did not contain when the Registration Statement (or such amendment) became effective, any untrue statement of a material fact or omit to state, and did not omit to state when the Registration Statement (or such amendment) became effective, any material fact required to be stated therein or necessary to make the statements therein not misleading and (y) as of the Time of Sale, the Disclosure Package did not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (z) the Prospectus, as amended or supplemented, does not and did not contain, as of its issue date and as of the Closing Date, any untrue statement of material fact or omit to state and did not omit to state as of such date, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (2) since the Time of Sale, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus which has not been so set forth and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in the Disclosure Package and in the Prospectus that has not been so filed.

(n) The Company shall have prepared and filed with the Commission the 8-K Filing.

(o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes or the issuance of Common Stock upon conversion of the Notes; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes or the issuance of Common Stock upon conversion of the Notes.

(p) The Company shall have taken such action, and provided the Buyer with evidence of such action taken, as may be necessary to cause (1) the provisions of the Rights Plan not to apply to a holder of the Notes by reason of a holder of Notes holding unconverted Notes and (2) both with and without regard to any limitation on the ownership of Common Stock set forth in the Notes, a holder of Notes not to be an “interested shareholder” under Section 302A.011, Subd. 49 of the Minnesota Business Corporation Act for the purposes of issuance or conversion of the Notes if upon issuance of the Notes the holder of the Notes (i) would be deemed a beneficial owner of 10% or more of the Company’s common stock or (ii) would be deemed a beneficial owner of 10% or more of the Company’s common stock but for the limitation on the ownership of Common Stock set forth in the Notes.

(q) The Company shall have provided to the Buyer an executed (i) Exchange Agreement, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer, (ii) Loan Agreement Consent, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer, (iii) Second Lien Consents, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer, and (iv) the Second Supplemental Indentures between the Company and Wells Fargo Bank, National Association, in the form previously provided to the Buyer or otherwise in a form and substance reasonably satisfactory to the Buyer.

(r) Any and all escrow agreements or arrangements required by any of the Exchange Agreement or the Lender Documents (such escrow agreements or arrangements to be in a form and substance reasonably satisfactory to the Buyer) shall have been entered into and, subject to the application of the proceeds in accordance with any flow of funds memorandum, fully funded, all in accordance with terms and conditions set forth in the Exchange Agreement and/or the Lender Documents.

(s) Such other customary information, certificates and documents related to the Company as the Buyer may reasonably request.

8. TERMINATION. In the event that the Closing shall not have occurred on or before October 23, 2014 due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Buyer for the expenses described in Section 4(g) above.

9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in Portable Document Format shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) other than by an instrument in writing signed by the Company and the holders (the “Required Holders”) of at least a majority of the aggregate amount of Notes issued hereunder. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon the Buyer, holders of Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents and the holders of Notes. The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Hutchinson Technology Incorporated

40 West Highland Park Drive NE

Hutchinson, Minnesota 55350

Attention: David P. Radloff, Chief Financial Officer

Facsimile No.: (320) 587-1810

Email: david.radloff@hti.htch.com

Telephone No.: (320) 587-3797

With a copy (which shall not constitute notice) to:

Faegre Baker Daniels LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402-3901

Attention: Peggy Steif Abram

Facsimile No.: (612) 766-1600

Email: peggy.abram@FaegreBD.com

Telephone No.: (612) 766-8509

If to the Buyer:

Cantor Fitzgerald & Co.

110 East 59th Street

New York, New York

Attention: Nils Horning

Facsimile No.: (646) 219-1180

Email: nhorning@cantor.com

Telephone No. (212) 829-4889

With a copy (which shall not constitute notice) to:

Cantor Fitzgerald & Co.

900 West Trade Street, Suite 725

Charlotte, North Carolina

Attention: Bobbie Young

Facsimile No.: (704) 374-0574

Telephone No. (646) 390-1764

Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Change (unless the Company is in compliance with the applicable provisions governing a Fundamental Change set forth in the Indenture). No purchaser of any of the Securities from the Buyer shall be deemed a successor or assign by reason merely of such purchase; provided, however, that the Buyer may assign some or all of its rights hereunder without the consent of the Company to any purchaser(s) who, together with its Affiliates and any funds under common control with such purchaser(s) or which such purchaser(s) advises, purchases at least a majority in aggregate principal amount of the Notes issued hereunder (a “Permitted Assignee”), in which event such assignee shall be deemed to be the Buyer hereunder with respect to such assigned rights. A Buyer assigning some or all of its rights hereunder shall provide the Company notice of such assignment in accordance with Section 9(f), however no assignment shall be invalid solely due to failure to comply with this notice requirement. For the avoidance of doubt, and without limiting the rights of a Permitted Assignee hereunder, the assignment of this Agreement to a Permitted Assignee shall not relieve the Company of any obligations to Buyer for any fees, reimbursement of expenses, indemnification or any other payments hereunder, including, without limitation, pursuant to Sections 1(f) (Commitment Fee), 4(g) (Fees), 9(k) (Indemnification) and 9(l) (Indemnification Procedures). For purposes of this Agreement, “Affiliate” means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that each Indemnitee shall have the right to enforce the obligations of the Company with respect to Section 9(k).

(i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification. In consideration of the Buyer’s execution and delivery of the Transaction Documents executed and delivered by the Buyer and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (1) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (2) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (3) any disclosure made by the Buyer pursuant to Section 4(i), or (4) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(l) Indemnification Procedures. Promptly after receipt by an Indemnitee of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 9(k), promptly notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under Section 9(k) unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any Indemnitee other than the indemnification obligation provided in Section 9(k). The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the Indemnitee in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, retained by the Indemnitee or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnitee. Notwithstanding the indemnifying party’s election to appoint counsel to represent the Indemnitee in an action, the Indemnitee shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnitee and the indemnifying party and the Indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnitees that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the Indemnitee in writing to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the Indemnitees, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitees are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such claim, action, suit or proceeding.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

(n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to any of the other Transaction Documents or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

HUTCHINSON TECHNOLOGY INCORPORATED

By:	/s/ David P. Radloff
Name:	David P. Radloff
Title:	Chief Financial Officer

BUYER:

CANTOR FITZGERALD & CO.

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Operating Officer

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

ESCROW AGREEMENT

Escrow Agreement

This Escrow Agreement dated as of October     , 2014 among Cantor Fitzgerald & Co., a New York general partnership (including its permitted successors and assigns, “Purchaser”), Hutchinson Technology Incorporated, a Minnesota corporation (“Seller”) and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as escrow agent (“Escrow Agent”) (“Escrow Agreement”).

This Escrow Agreement is the “Escrow Agreement” referred to in the Securities Purchase Agreement dated as of October     , 2014 (the “SPA”) by and among the Purchaser and the Seller.

WHEREAS:

A. The Purchaser wishes to purchase, and the Seller wishes to sell and issue, upon the terms and conditions stated in the SPA, an aggregate principal amount of thirty-seven million five hundred thousand dollars ($37,500,000) of the Seller’s 8.50% Convertible Senior Notes due 2019 (the “Notes”).

B. Pursuant to Section 1(d) of the SPA (and subject to the other terms and conditions set forth in the SPA), on the date hereof the Purchaser shall deposit or cause to be deposited with the Escrow Agent seven million five hundred thousand dollars ($7,500,000), to be held by Escrow Agent pursuant to the terms and conditions hereof.

C. Escrow Agent desires to accept its appointment as an escrow agent and to hold and disburse the funds deposited with it in accordance with the terms of this Escrow Agreement.

D. In order to establish the escrow of funds, the parties hereto have entered into this Escrow Agreement.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

The following terms shall have the meanings indicated or referred to below, inclusive of their singular and plural forms, except where the context requires otherwise. Unless the context requires otherwise, all references to “years,” “months,” or “days” shall mean “calendar years,” “calendar months,” and “calendar days.” References in this Escrow Agreement to “including” shall mean “including, without limitation,” whether or not so specified. Capitalized terms used in this Escrow Agreement without definition shall have the respective meanings given to them in the SPA.

“Affiliate” shall mean, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in New York, New York or Minneapolis, Minnesota are authorized or required by law to remain closed.

“Written Direction” shall mean a written direction, in substantially the form attached hereto at Exhibit A, executed by the Purchaser directing the Escrow Agent to disburse all or a portion of the Escrow Funds to Purchaser.

2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT.

The Purchaser and Seller hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold and disburse the Escrow Funds in accordance with this Escrow Agreement.

3. ESTABLISHMENT OF ESCROW.

(a) Subject to the terms and conditions set forth in the SPA, on the date hereof Purchaser shall deposit or cause to be deposited with Escrow Agent seven million five hundred thousand dollars ($7,500,000) by wire transfer of immediately available funds to the account of Escrow Agent referenced in Schedule A (as reduced by any disbursements and amounts withdrawn, the “Escrow Funds”).

(b) The Escrow Funds shall be maintained in a separate and distinct deposit account in the name of the Escrow Agent, as agent for Seller and Purchaser, at a depository institution satisfactory to Purchaser, subject to the terms of this Escrow Agreement. The Escrow Agent agrees that the Escrow Funds are not property of the Escrow Agent and the Escrow Agent shall segregate the Escrow Funds from all property of the Escrow Agent and shall mark its books and records and otherwise identify the Escrow Funds as being held in connection with this Escrow Agreement. The Escrow Funds shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. The Escrow Agent shall not distribute or release the Escrow Funds except in accordance with the express terms and conditions of this Escrow Agreement.

4. WRITTEN DIRECTION.

(a) Upon receipt of a Written Direction from Purchaser directing Escrow Agent to release some or all of the Escrow Funds to Purchaser, the Escrow Agent shall promptly remit such amount of Escrow Funds to Purchaser. Escrow Agent need not inquire into or consider (or be required to inquire into or consider) whether a Written Direction complies with the requirements of the SPA (or any other agreement, document or instrument). Escrow Agent shall wire all payments due to Purchaser pursuant to this Section to the account of the Purchaser referenced on Schedule A. All Written Directions shall be given in accordance with Section 21 below provided that Escrow Agent shall be entitled to act on any Written Direction that it receives whether or not the notice was delivered in accordance with Section 21.

(b) Escrow Agent shall disburse some or all of the Escrow Funds within five (5) days after receipt by Escrow Agent of, and as directed in, any order, decree or judgment of a court or arbitrator of competent jurisdiction presented by either the Purchaser or Seller and certified to be final and non-appealable, and directing Escrow Agent to distribute some or all Escrow Funds (a “Certified Non-Appealable Order”). Any Certified Non-Appealable Order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the order is final and non-appealable. Escrow Agent shall act on such Certified Non-Appealable Order and legal opinion without further question.

5. TERMINATION OF ESCROW.

On the date that is the next Business Day after one hundred and twenty (120) days following the date hereof, Escrow Agent shall automatically pay and distribute the then remaining Escrow Funds to the Seller, unless a Written Direction (received during such 120 day period) is then pending, in which case Escrow Agent shall remit the balance of the Escrow Funds to the Seller after giving effect to remitting the amount that the Escrow Agent is directed to remit to Purchaser pursuant to such Written Direction. Escrow Agent shall wire all payments due to the Seller pursuant to this Section to the account of the Seller referenced on Schedule A. This Escrow Agreement shall terminate automatically when the entire Escrow Funds have been distributed in accordance with the provisions hereof (without limiting the provisions that survive any such termination).

6. DUTIES OF ESCROW AGENT.

Escrow Agent shall not be under any duty to give the Escrow Funds held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder. Escrow Funds held in a deposit account hereunder shall not earn or accrue interest.

7. ESCROW AGENT’S LIABILITY.

(a) Escrow Agent shall not be liable for actions or omissions hereunder, except to the extent that a court of competent jurisdiction determines in a final, non-appealable judgment that Escrow Agent’s gross negligence or willful misconduct was the primary cause of any liability or loss to the Escrow Agent. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any deposit account in which Escrow Funds are deposited, this Escrow Agreement or the SPA, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified by the Seller from any liability whatsoever in acting in accordance with the reasonable opinion or instruction of such counsel. The Seller shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

(b) If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

8. INDEMNIFICATION.

(a) From and at all times after the date of this Escrow Agreement, the Seller shall, to the fullest extent permitted by law, defend, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and Affiliate of Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation the Seller or Purchaser, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated hereby, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that an Indemnified Party shall not have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. Indemnified Parties shall, in their sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees of such counsel shall be paid upon demand by the Seller; provided, however that the Seller shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees of counsel of more than one separate firm (plus, if required, one separate firm admitted to practice in a local jurisdiction) at any one time retained by Indemnified Parties unless the employment of more than one counsel has been authorized in writing by the Seller. The obligations of the Seller under this Section 8 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

(b) The parties agree that the payment by the Seller of any claim by Escrow Agent for indemnification hereunder shall not impair, limit, modify, or affect, as between the Seller and Purchaser, the respective rights and obligations of the Seller, on the one hand, and Purchaser, on the other hand, under the SPA.

9. RELIANCE.

(a) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

(b) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

10. ESCROW FUNDS.

(a) Escrow Agent does not have any interest in the Escrow Funds deposited hereunder but is serving as escrow agent only and has only possession thereof. Any payments of income from the Escrow Funds shall be subject to withholding regulations then in force with respect to United States taxes. Upon execution of this Escrow Agreement, the parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-8 or W-9 for tax identification number certification, or nonresident alien certifications, if applicable. Section 7(a) and this Section 10(a) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of Escrow Agent.

(b) Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

(c) Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any amounts deposited hereunder.

(d) Disbursements of Escrow Funds requested to be completed via wire transfer or check request received by Escrow Agent before 11:30 EST will be processed same-day; if received after 11:30 EST, requests will be processed on a best effort basis only on that date, or the next Business Day.

11. RESIGNATION.

Escrow Agent (and any successor escrow agent) may at any time resign as such by delivering the Escrow Funds to any successor escrow agent designated by Purchaser in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is forty five (45) days after the date of delivery of its written notice of resignation to the other parties hereto. If, at that time, Escrow Agent has not received a designation of a successor escrow agent from the Purchaser, Escrow Agent’s sole responsibility after that time shall be to retain (without any obligation to reinvest the same) the Escrow Funds until receipt of a designation of successor escrow agent from the Purchaser, a Written Direction or a Certified Non-Appealable Order. The Purchaser shall appoint a successor escrow agent hereunder prior to the effective date of such resignation and shall cause such successor escrow agent to execute and deliver an instrument accepting such appointment. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor escrow agent, after making copies of such records as the retiring Escrow Agent deems advisable. If the Purchaser has failed to appoint a successor escrow agent prior to the expiration of forty five (45) days following receipt of the notice of resignation, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. After any retiring Escrow Agent’s resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. Any corporation or association into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of Escrow Agent’s corporate trust line of business may be transferred, shall be Escrow Agent under this Escrow Agreement without further act.

12. REPRESENTATIONS AND WARRANTIES.

The Seller represents and warrants that:

(a) It has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

(b) This Escrow Agreement has been duly approved by all necessary action on its part, including any necessary shareholder or membership approval, has been executed by its duly authorized officers and, assuming this Escrow Agreement constitutes the binding obligations of the other parties hereto, constitutes its valid and binding agreement, enforceable in accordance with its terms.

(c) The execution, delivery, and performance of this Escrow Agreement will not violate, conflict with, or cause a default under its articles of incorporation, articles of organization, bylaws, management agreement or other organizational document, as applicable, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the SPA, to which it is a party or any of its property is subject.

(d) The Seller has not granted any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

(e) All of its representations and warranties contained herein are true and complete as of the date hereof.

The Purchaser represents and warrants that:

(a) It has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

(b) This Escrow Agreement has been duly approved by all necessary action on its part, including any necessary shareholder, partnership or membership approval, has been executed by its duly authorized officers and, assuming this Escrow Agreement constitutes the binding obligations of the other parties hereto, constitutes its valid and binding agreement, enforceable in accordance with its terms.

(c) All of its representations and warranties contained herein are true and complete as of the date hereof.

The Escrow Agent represents and warrants that:

(a) It has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

(b) This Escrow Agreement has been duly approved by all necessary action on its part, including any necessary shareholder or membership approval, has been executed by its duly authorized officers and, assuming this Escrow Agreement constitutes the binding obligations of the other parties hereto, constitutes its valid and binding agreement, enforceable in accordance with its terms.

(c) All of its representations and warranties contained herein are true and complete as of the date hereof.

13. IDENTIFYING INFORMATION.

The following notification is provided to Purchaser and Seller pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318 (“Patriot Act”): IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. The Purchaser and Seller acknowledge that a portion of the identifying information set forth on Schedule B is being requested by Escrow Agent in connection with the Patriot Act and the Seller and Purchaser agree to provide any additional information requested by Escrow Agent in connection with the Patriot Act or any similar legislation or regulation to which Escrow Agent is subject, in a timely manner. The Purchaser and Seller each represent that all identifying information set forth on Schedule B, including without limitation, its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

14. [RESERVED]

15. FEES, COSTS AND EXPENSES OF ESCROW AGENT.

(a) The Seller shall pay Escrow Agent compensation for the services to be rendered by Escrow Agent hereunder in the amount of two thousand five hundred dollars ($2,500) (the “Escrow Payment”). The Escrow Payment shall be paid on the date hereof by wire transfer of immediately available funds to the account of the Escrow Agent referenced in Schedule A.

(b) The Seller shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like, in each case, in connection with the Escrow Agreement. All of the reimbursement obligations set forth in this Section 15 shall be payable by the Seller upon demand by the Escrow Agent. The obligations of the Seller under this Section 15 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

16. [RESERVED].

17. LIMITED RESPONSIBILITY.

This Escrow Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent and Escrow Agent shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement and Escrow Agent shall have no liability under, and no duty to inquire as to, the provisions of any agreement other than this Escrow Agreement.

18. RESERVED.

19. RESERVED.

20. ESCHEAT.

The parties hereto are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. Escrow Agent shall have no liability to the Seller, Purchaser, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Funds and any proceeds thereof escheat by operation of law.

21. NOTICES.

All notices, consents, waivers and other communications required or permitted under this Escrow Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by a nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail (with confirmation by the transmitting equipment); or (c) received by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses and facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number or person as a party may designate by notice to the other parties):

If to the Company:

Hutchinson Technology Incorporated

40 West Highland Park Drive NE

Hutchinson, Minnesota 55350

Attention: David P. Radloff, Chief Financial Officer

Facsimile No.: (320) 587-1810

With a copy (which shall not constitute notice) to:

Faegre Baker Daniels LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402-3901

Attention: Peggy Steif Abram

Facsimile No.: (612) 766-1600

If to the Purchaser:

Cantor Fitzgerald & Co.

110 E. 59th Street

New York, NY 10022

Attention: Nils E. Horning

Facsimile No.: (646) 219-1180

with a copy (which shall not constitute notice) to:

Cantor Fitzgerald & Co.

900 West Trade Street, Suite 725

Charlotte, NC 28202

Attention: Bobbie Young

Facsimile No.: (646) 390-1764

If to the Escrow Agent:

Corporate Trust Administration

Christiana Trust, a division of WSFS Bank

WSFS Bank Center, 500 Delaware Avenue, 11th Floor

Wilmington, Delaware 19801-7411

Attention: Amanda Wilson

Facsimile No.: (302) 888-7580

Phone: (302) 571-6817

22. JURISDICTION; SERVICE OF PROCESS.

Any proceeding arising out of or relating to this Escrow Agreement may be brought in the courts of the State of Delaware, or, if it has or can acquire jurisdiction, in the United States District Court, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court and agrees not to bring any proceeding arising out of or relating to this Escrow Agreement in any other court. Process in any proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

23. EXECUTION OF AGREEMENT.

This Escrow Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Escrow Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Escrow Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Escrow Agreement as to the parties and may be used in lieu of the original Escrow Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for any purposes whatsoever.

24. SECTION HEADINGS, CONSTRUCTION.

The headings of sections in this Escrow Agreement are provided for convenience only and will not affect its construction or interpretation.

25. WAIVER.

The rights and remedies of the parties to this Escrow Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Escrow Agreement or the documents referred to in this Escrow Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Escrow Agreement or the documents referred to in this Escrow Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Escrow Agreement or the documents referred to in this Escrow Agreement.

26. ENTIRE AGREEMENT AND MODIFICATION.

This Escrow Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Escrow Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Escrow Agreement may not be amended except by a written agreement executed by Purchaser, the Seller and Escrow Agent.

27. GOVERNING LAW.

This Escrow Agreement shall be governed by the laws of the State of Delaware without regard to conflicts of law principles thereof.

28. DEALINGS.

Except as provided by applicable state or federal law, Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell, and deal in any of the securities of the Seller or Purchaser and become pecuniarily interested in any transaction in which the Seller or Purchaser may be interested, and contract and lend money to the Seller or Purchaser and otherwise act as fully and freely as though it were not Escrow Agent under this Escrow Agreement. Nothing herein shall preclude Escrow Agent from acting in any other capacity for the Seller or Purchaser or for any other entity.

29. FORCE MAJEURE.

No party to this Escrow Agreement shall be liable to any other party for losses arising out of, or the inability to perform its obligations under the terms of this Escrow Agreement, due to acts of God, which shall include, but shall not be limited to, fire, floods, strikes, mechanical failure, war, riot, nuclear accident, earthquake, terrorist attack, computer piracy, cyber-terrorism or other similar acts beyond the control of the parties hereto.

30. SUCCESSORS AND ASSIGNS.

This Escrow Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including any purchasers of the Notes (subject to the other provisions of this Section 30). The Seller shall not assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. No purchaser of any of the Securities under the SPA from the Purchaser shall be deemed a successor or assign by reason merely of such purchase; provided, however, that the Purchaser may assign some or all of its rights hereunder without the consent of the Seller to any purchaser who, together with its Affiliates and any funds under common control with such purchaser or which such purchaser advises, purchases at least a majority in aggregate principal amount of the Notes issued, in which event such assignee shall be deemed to be the Purchaser hereunder with respect to such assigned rights. Escrow Agent shall be permitted to rely on any notice from Purchaser or a prospective purchaser asserting that it (or a purchaser, as applicable) is a permitted assignee under this Section 30. Permitted assignees of Purchaser shall update Schedule A promptly after consummation of such assignment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date first written above.

Purchaser:	Seller:
CANTOR FITZGERALD & CO.	HUTCHINSON TECHNOLOGY INCORPORATED

By:	By:
Name:	Name:
Title:	Title:

Escrow Agent:
CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:

EXHIBIT B

FORM OF PUT NOTICE

HUTCHINSON TECHNOLOGY INCORPORATED

PUT NOTICE

                        ,

Hutchinson Technology Incorporated

40 West Highland Park Drive NE

Hutchinson, Minnesota 55350

Attention: David P. Radloff, Chief Financial Officer

RE:	Put Right Notice

Ladies and Gentlemen:

Reference is hereby made to the Securities Purchase Agreement (the “Purchase Agreement”) dated as of October 20, 2014, by and between Hutchinson Technology Incorporated (the “Company”) and Cantor Fitzgerald & Co. (together with any Permitted Assignee, the “Buyer”). All capitalized terms used but not specifically defined herein shall have the meanings given to them in the Purchase Agreement.

The undersigned hereby confirms that it wishes to exercise the Put Right granted to it under the Purchase Agreement and, accordingly, such Put Right is hereby exercised in such amounts as set forth below, and the Company is hereby requested to purchase the Notes in the principal amount set forth below from the undersigned in accordance with Section 1(e) of the Purchase Agreement.

Name of Buyer	CUSIP	DTC Participant Name and Number	Principal Amount Subject to Put Right Execised

TOTAL			$

The closing of the Put Right shall occur on                     ,              and shall be in accordance with the terms and conditions set forth in Section 1(e) of the Purchase Agreement.

Sincerely,

By:
Name:
Title:

EXHIBIT C

Disclosure Materials

Conversion Price per share of Common Stock: $3.75

Number of shares of Common Stock initially issuable upon conversion of the Notes: 10,000,000

EXHIBIT D

LEGAL OPINION OF FAEGRE BAKER DANIELS LLP

Opinions of Counsel to the Company

1. The Company is a corporation validly existing and in good standing under the laws of the State of Minnesota, with corporate power to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, to execute and deliver each of the Purchase Agreement and Indenture and to issue, sell and deliver the Securities as contemplated in the Purchase Agreement.

2. The Company is duly qualified to do business as a foreign corporation in the State of Wisconsin.

3. The Company’s authorized capital stock is as set forth in the Prospectus and the capital stock conforms in all material respects to the description in the Prospectus. The shares of Company common stock initially issuable upon conversion of the Notes being delivered on the date hereof (the “Conversion Shares”) have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the Notes and the Indenture, will be duly and validly issued and fully paid and non-assessable, and the Buyer or other persons in whose names such Conversion Shares are registered will acquire record ownership of such Conversion Shares free and clear of all statutory and, to such counsel’s knowledge, contractual preemptive rights, liens, encumbrances, equities and other claims, other than such liens, encumbrances, equities, contractual preemptive rights and other claims created by such Buyer or other persons in whose name or names such Conversion Shares are registered.

4. Each Subsidiary organized under the laws of the State of Minnesota (together, the “Minnesota Subsidiaries”) is validly existing and in good standing under the laws of the State of Minnesota and has the corporate power to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Minnesota Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel’s knowledge, is owned of record by the Company, directly or through subsidiaries. None of the outstanding shares of capital stock of the Minnesota Subsidiaries was issued in violation of statutory or, to the best of such counsel’s knowledge, contractual preemptive rights of any securityholder of such Minnesota Subsidiary or any other entity.

5. The Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

6. The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

7. The Notes are in the form contemplated by the Indenture and have been duly authorized and executed by the Company. The Notes, when duly authenticated by the Trustee (which fact such counsel need not determine by an inspection of the Notes), issued and delivered in the manner provided for in the Indenture and the Purchase Agreement, against payment therefor in accordance with the Purchase Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms.

8. The Notes, the Conversion Shares and the Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the Prospectus.

9. The information in the Registration Statement, the Disclosure Package and the Prospectus under the headings “Description of Common Stock,” “Description of the Notes,” “Description of Debt Securities,” “Plan of Distribution,” “Certain U.S. Federal Income Tax Considerations” and “Supplemental U.S. Federal Income Tax Considerations,” insofar as such statements constitute a summary of documents or matters of law, are accurate in all material respects and present fairly the information required to be shown.

10. The Securities are free of statutory and, to such counsel’s knowledge and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, contractual preemptive rights, resale rights, rights of first refusal and restrictions upon voting or transfer.

11. The Conversion Shares have been duly authorized by the Company for listing and trading on the Nasdaq Global Select Market.

12. The form of instrument representing the Notes complies in all material respects with the requirements of Minnesota state law, the Amended and Restated Articles of Incorporation, the Restated By-Laws and the rules of the Nasdaq Stock Market (to the extent relevant). In the event that the Conversion Shares are certificated upon conversion of the Notes in the form of the certificate attached as Exhibit 4(j) to the Company’s Registration Statement on Form S-3 dated January 19, 2006, the certificates representing the Conversion Shares will comply in all material respects with the requirements of Minnesota state law, the Amended and Restated Articles of Incorporation, the Restated By-Laws and the rules of the Nasdaq Stock Market (to the extent relevant).

13. Each of the Registration Statement, the Disclosure Package and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein and the Statement of Eligibility on Form T-1 of the Trustee, as to which such counsel need not express any opinion), as of their respective dates, complied as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as applicable. To such counsel’s knowledge, the Company is not a party to any contract, agreement or document of a character that is required to be filed as an exhibit to, or incorporated by reference in, the Registration Statement or described in the Registration Statement, the Disclosure Package or the Prospectus that has not been so filed, incorporated by reference or described as required.

14. The documents incorporated by reference in the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need not express any opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements under the Exchange Act or Securities Act, as applicable.

15. The Registration Statement was declared effective under the Securities Act on June 21, 2013. The Prospectus Supplement was filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on                     , 2014. To such counsel’s knowledge, no stop order proceedings with respect to the Registration Statement are pending or threatened under the Securities Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

16. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, of the United States of America, the State of Minnesota or the State of New York (other than under the Securities Act, which have been obtained, or under the Exchange Act, or as may be required under the securities or blue sky laws of the various states or other than has been already obtained or as may be required under the rules of the Nasdaq Stock Market or the rules of FINRA and except for the qualification of the Trustee under the Trust Indenture Act, as to which we need express no opinion) is necessary or required under the laws of the United States of America or the internal laws of the State of Minnesota or the State of New York (together, “Applicable State Law”) in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Notes or issuance of the Conversion Shares.

17. The execution, delivery and performance of the Purchase Agreement, the Indenture and the Notes by the Company, the consummation by the Company of the transactions effected or to be effected pursuant to the Purchase Agreement and the Indenture (including the issuance and sale of the Notes and the Conversion Shares), and the use of proceeds from the sale of the Notes as described in the Prospectus under the caption “Use of Proceeds”, (a) do not violate the Company’s Amended and Restated Articles of Incorporation or Restated By-Laws, (b) do not violate any statute, law, rule or regulation of the United States of America or Applicable State Law, (c) do not violate any judgment, decree or order of any court or any other agency of government known to such counsel that is applicable to the Company, any Subsidiary or any of their respective properties, and (d) do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) or a Debt Repayment Triggering Event under, any indenture, mortgage, deed of trust, bank loan or credit agreement, other evidence of indebtedness, license, lease, contract or other agreement or instrument included as an exhibit to the Registration Statement or as an exhibit to the Company’s most recent Annual Report on Form 10-K or any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that are incorporated by reference into the Registration Statement.

18. To such counsel’s knowledge, there are no actions, suits or proceedings pending against the Company or any Subsidiary in any court or before any governmental authority or agency or arbitration board or tribunal that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus but are not so described.

19. The Company is not and, after giving effect to the offering and sale of the Notes, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

20. No person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel, to cause the Company to register under the Securities Act any securities of the Company, or to include any such securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Notes as contemplated thereby or otherwise.

In addition, such counsel shall state that nothing has come to such counsel’s attention that causes such counsel to believe that (i) the Registration Statement, or any amendment thereto, including any information deemed to be a part thereto Rule 430B under the Securities Act, as of the Registration Statement’s most recent deemed effective date pursuant to Rule 430B(f)(2) under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of the Time of Sale and as of the date hereof, included an untrue statement of a material fact or omitted to state material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus or any amendment or supplement thereto, as of its date, as of the date of any such amended or supplemented prospectus or as of the date hereof, included or includes an untrue statement of a material fact omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, such counsel need not express any belief with respect to the financial statements and schedules and other financial and statistical information contained in the Registration Statement, the Disclosure Package or the Prospectus or the Statement of Eligibility on Form T-1 of the Trustee.